                           SHERIDAN ENERGY, INC.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                 JUNE 12, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Jeffrey E. Susskind and Michael A. Gerlich, and each of them, attorneys and agents with full power of substitution to vote all shares of voting stock of Sheridan Energy, Inc., which the undersigned would be entitled to vote if personally present at the Meeting of Stockholders of Sheridan Energy, Inc., to be held at the Four Seasons Hotel, 1300 Lamar Street, in Houston, Texas, on June 12, 1997 and at any adjournment thereof, as follows:

  If properly executed, this proxy will be voted as directed on the reverse side.

  IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2

    IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
                               ENCLOSED ENVELOPE!

                         (TO BE SIGNED ON REVERSE SIDE)

                                                                  SEE REVERSE
                                                                     SIDE


 X PLEASE MARK
   YOUR VOTES
   AS IN
   THIS EXAMPLE.

                    FOR      WITHHOLD   Nominees: Mr. Jonathan P. Carroll
1. Election of      [ ]        [ ]                Mr. Michael A. Gerlich
   Directors                                      Mr. David H. Scheiber
                                                  Mr. Jeffrey E. Susskind

Instructions: To withhold authority to vote for an individual nominee, write that nominee's name on the line provided below.

-----------------------------------

                                                FOR      AGAINST     ABSTAIN

2. Approval of the Flexible Incentive Plan      [ ]        [ ]         [ ]

3. In their discretion with respect to          [ ]        [ ]         [ ]
   (1) any other matters as may properly
   come before the meeting and any adjournment thereof, (2) approval of the minutes of the prior meeting, if such approval does not amount to ratification of the action taken at that meeting, (3) the election of any other person as a director if a nominee named above is unable to serve or for good cause will not serve, and (4) matters incident to the conduct of the meeting.



SIGNATURE(S) __________________________________________________  DATE ____, 1997

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing.

--------------------------------------------------------------------------------

                                TGX CORPORATION

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                 JUNE 12, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Jeffrey E. Susskind and Michael A. Gerlich, and each of them, attorneys and agents with full power of substitution to vote all shares of voting stock of TGX Corporation, which the undersigned would be entitled to vote if personally present at the Meeting of Stockholders of TGX Corporation, to be held at the Four Seasons Hotel, 1300 Lamar Street, in Houston, Texas, at 9:00 a.m. Houston time, on June 12, 1997 and at any adjournment thereof, as follows:

  If properly executed, this proxy will be voted as directed on the reverse side.

  IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2

    IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
                               ENCLOSED ENVELOPE!

                         (TO BE SIGNED ON REVERSE SIDE)

                                                                  SEE REVERSE
                                                                     SIDE

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

X  PLEASE MARK
   YOUR VOTES
   AS IN
   THIS EXAMPLE.

                      FOR       WITHHOLD    NOMINEES: Mr. Jonathan P. Carroll
1. Election of        [ ]         [ ]                 Mr. Michael A. Gerlich
   Directors                                          Mr. David H. Scheiber
                                                      Mr. Jeffrey E. Susskind


Instructions: To withhold authority to vote for an individual nominee, write that nominee's name on the line provided below.

-----------------------------------

                                              FOR       AGAINST       ABSTAIN
2. Approval of the proposed merger            [ ]         [ ]           [ ]
   of the Company

3. In their discretion with respect to        [ ]         [ ]           [ ]
   (1) any other matters as may properly
   come before the meeting and any
   adjournment thereof, (2) approval of
   the minutes of the prior meeting, if
   such approval does not amount to
   ratification of the action taken at
   that meeting, (3) the election of any
   other person as a director if a nominee
   named above is unable to serve or for
   good cause will not serve, and (4)
   matters incident to the conduct of
   the meeting.


SIGNATURE(S) ______________________________________________DATE _______, 1997

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing.

--------------------------------------------------------------------------------